Contract Assets, Net - Schedule of Contract With Customer Asset Net Current (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Contract with Customer, Asset, after Allowance for Credit Loss, Current [Abstract]
Contract assets	¥ 75,711	$ 10,372	¥ 81,538
Allowance for credit losses	(61,856)	(8,474)	(58,790)	$ (8,054)	¥ (35,770)	¥ (14,478)
Total	¥ 13,855	$ 1,898	¥ 22,748